UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

NATIONAL INSTRUMENTS CORPORATION
(Name of Registrant as Specified in Its Charter)

EMERSON ELECTRIC CO.
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Emerson Electric Co. (“Emerson”), together with the other participants to such solicitation, intends to file a preliminary proxy statement and an accompanying WHITE proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for the election of its slate of director nominees (the “Nominees”) at the 2023 annual meeting of stockholders of National Instruments Corporation, a Delaware corporation (the “Company”).

Item 1: On January 17, 2023, Emerson issued a press release announcing that Emerson had submitted a proposal (the “Proposal”) to the board of directors of the Company to acquire the Company (the “Proposed Transaction”) for $53 per share in cash in a transaction valued at $7.6 billion, a copy of which is filed herewith as Exhibit 1.

Item 2: On January 17, 2023, Emerson launched a website in connection with its solicitation of stockholders of the Company, which is available at www.MaximizingValueAtNI.com (the “Website”). Copies of materials posted to the Website are filed herewith as Exhibit 2.

Item 3: On January 17, 2023, Emerson issued an investor presentation regarding the Company titled “Immediate, Compelling and Certain Value for NI Shareholders,” a copy of which is filed herewith as Exhibit 3.

Item 4: On January 17, 2023, Emerson posted to the Website an infographic summarizing the Proposal and the Proposed Transaction, a copy of which is filed herewith as Exhibit 4.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication is not a substitute for any proxy statement or other documents Emerson may file with the SEC in connection with the election of the Nominees or the Proposed Transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ANY PROXY STATEMENT(S) AND/OR OTHER DOCUMENTS IF AND WHEN THEY ARE FILED BY EMERSON, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE ELECTION OF THE NOMINEES AND/OR THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ELECTION OF THE NOMINEES, THE PROPOSED TRANSACTION, AND RELATED MATTERS. Any definitive proxy statement(s) (including any WHITE proxy card enclosed with any definitive proxy statement(s) or supplements filed and/or disseminated by Emerson) (if and when available) will be mailed or otherwise made available to stockholders of the Company. Investors and security holders will be able to obtain free copies of these documents filed with the SEC if and when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by Emerson, by contacting the investor relations department of Emerson:

Emerson

8000 West Florissant Avenue, P.O. Box 4100

St. Louis, MO

www.emerson.com/en-us/investors

Investor Relations:

Colleen Mettler, Vice President

(314) 553-1705

investor.relations@emerson.com

Innisfree M&A Incorporated

Scott Winter / Jonathan Salzberger

(212) 750-5833

Participants in the Solicitation

Emerson and the Nominees are anticipated to be participants in the solicitation of proxies in connection with the election of the Nominees as directors of the Company.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the election of the Nominees as directors of the Company and/or the Proposed Transaction, including a description of their direct or indirect interests in such matters, by security holdings or otherwise, will be set forth in any proxy statement(s) and other relevant materials related to such matters if and when they are filed with the SEC.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to negotiate, enter into and complete the proposed transaction; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of Emerson following completion of the proposed transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) the outcome of any discussions between Emerson and the Company with respect to the proposed transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, (2) that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that any required approval by the stockholders of the Company may not be obtained; (3) the risk that the proposed transaction may not be completed in the time frame expected, or at all; (4) unexpected costs, charges or expenses resulting from the proposed transaction; (5) uncertainty of the expected financial performance of Emerson following completion of the proposed transaction; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the business of the Company with the business of Emerson; (7) the ability of Emerson to implement its business strategy; (8) difficulties and delays in achieving revenue and cost synergies; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the proposed transaction; (11) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (14) the ability of Emerson and the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during longterm disruptions such as the COVID-19 pandemic; (15) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (16) actions by third parties, including government agencies; (17) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (18) the risk that disruptions from the proposed transaction will harm Emerson’s and the Company’s business, including current plans and operations; (19) certain restrictions during the pendency of the acquisition that may impact Emerson’s or the Company’s ability to pursue certain business opportunities or strategic transactions; (20) the ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (21) other risk factors as detailed from time to time in Emerson’s and the Company’s reports filed with the SEC, including Emerson’s and the Company’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in any proxy statement(s) and other relevant materials related to the proposed transaction if and when they are filed with the SEC. While the list of factors presented here is, and the list of factors to be presented in any such proxy statement(s) or materials will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Any forward-looking statements speak only as of the date of this communication. Emerson undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Exhibit 1

EMERSON ANNOUNCES PREMIUM, ALL-CASH PROPOSAL TO
ACQUIRE NATIONAL INSTRUMENTS FOR $53 PER SHARE

Proposal Represents Immediate, Compelling Cash Premium of 32% Over NI’s
Closing Share Price on January 12, 2023

Offers Deal Certainty for NI Shareholders –
No Financing Contingency, No Anticipated Regulatory Concerns

Public Proposal Follows Numerous Attempts to Engage with NI
in Private over Last Eight Months, Leading Up to NI’s Public Announcement of Strategic Review

NI’s Test and Measurement Technology Fully Aligned with Emerson’s Strategy to Develop a Cohesive, Higher Growth and Higher Margin Portfolio and Advance Global Automation Focus

Emerson to Host Conference Call to Discuss Proposal Today at 8:30 a.m. Eastern Time

ST. LOUIS, Missouri – January 17, 2023 – Emerson (NYSE: EMR) today announced that it submitted a proposal to the Board of Directors of National Instruments (“NI”) (NASDAQ: NATI) to acquire NI for $53 per share in cash at an implied enterprise value of $7.6 billion.

The proposal, which is not subject to any financing conditions, was submitted to NI on November 3, 2022, and represents an improvement over an initial $48 per share proposal submitted on May 25, 2022. Emerson has made numerous attempts to engage constructively with NI in private since May 16, 2022, as outlined in the correspondence below. Full details, including Emerson’s previous correspondence with NI, are available at www.MaximizingValueAtNI.com.

The proposal represents:

•	Immediate and certain cash value for all NI shareholders;

•	A 32% premium to NI’s closing share price as of January 12, 2023, the day prior to NI’s public announcement of a strategic review on January 13, 2023;

•	A 45% premium to NI’s closing share price as of November 3, 2022, the day Emerson submitted its latest proposal to acquire NI;

•	A 38% premium to the volume weighted average price for the last 30 trading days ending January 12, 2023; and

•	A 23% premium to NI’s 52-week high intra-day share price of $43.12, as of January 12, 2023.

“Although Emerson would have preferred to reach an agreement privately, given NI’s announcement that it is undertaking a strategic review, and after refusing to work with us toward a premium cash transaction over the past eight months, we are making our interest public for the benefit of all NI shareholders,” said Lal Karsanbhai, President and Chief Executive Officer of Emerson. “Acquiring NI is another step forward in Emerson’s journey to develop a cohesive, higher growth and higher margin portfolio and build on its global automation focus. As Emerson outlined at our recent Investor Conference, we are transforming our portfolio toward higher-growth automation markets aligned with secular macro trends, which will deliver significant growth and profitability for years to come.”

Mr. Karsanbhai continued, “We have long admired NI and believe that combining its best-in-class electronic test and measurement product and software offerings with Emerson’s industry-leading automation technology and software would enhance our ability to bring comprehensive solutions to a diverse set of end markets, accelerating growth and positioning Emerson to create significant shareholder value. We stand ready to work immediately with NI’s Board and management team to reach an agreement that would provide a compelling premium and certain cash value today for all NI shareholders.”

Combination Would Advance Emerson’s Global Automation Focus

The proposed transaction continues Emerson’s transformation into a global automation company. Benefits of the transaction include:

•	Aligned with Emerson’s Portfolio Transformation Into a Cohesive, Higher Growth, and More Profitable Company: Emerson is actively transforming its portfolio to create a higher value, cohesive industrial technology portfolio serving a diversified set of end markets. With NI, Emerson would gain a strong, complementary portfolio of differentiated electronic test and measurement offerings, and a technology stack of industry-leading intelligent devices, controls and software that complements Emerson’s technology stack in its core automation markets. As outlined at Emerson’s November 29, 2022 Investor Conference, test and measurement is one of Emerson’s four priority segments.

•	Further Diversification of End Markets: With favorable long-term trends and an estimated priority target TAM of $35 billion, test and measurement is a fast-growing and complementary adjacency to Emerson’s portfolio. This acquisition would enable Emerson to further expand and diversify its customer base within highly attractive end markets with strong secular trends including semiconductor, automotive and electric vehicles, and aerospace and defense.

•	Significant Financial Benefits: The transaction is expected to be accretive to Emerson’s adjusted EPS in the first year, meets Emerson’s communicated returns threshold and will improve Emerson’s overall growth. NI has an attractive financial profile, with approximately 70% gross margins. NI’s business has strong positions in attractive and growing markets, creating sustainable top line growth potential. Emerson sees significant potential for profit and cash flow improvement across the NI business by applying proven operational excellence and productivity levers through Emerson’s Management System.

•	Emerson’s Strong Commitment to the Transaction: Emerson believes its premium proposal will bring clear and realizable value to NI shareholders, who have faced years of share price underperformance across nearly any period. Underscoring its commitment to consummating a transaction, Emerson has purchased 2.3 million shares of NI stock and has received approval under HSR[1] to increase its stake. Emerson believes that there is a path to a friendly transaction and urges NI shareholders to make their views known to NI’s management and Board. Furthermore, Emerson is prepared to nominate directors for election to NI’s Board.

Emerson’s Public Proposal Follows Eight Months of Delay and Lack of Engagement

Emerson’s first outreach to NI regarding a potential all-cash acquisition was on May 16, 2022, and Emerson’s initial $48 per share proposal was formalized in a letter on May 25, 2022. For eight months, NI delayed and refused to engage meaningfully with Emerson, as outlined in the correspondence below. In addition, after receiving the initial May 25, 2022 proposal from Emerson, NI not only refused to engage with Emerson – it repurchased more than 2 million shares at an average weighted price of $40.25, the

1 Hart-Scott-Rodino Antitrust Improvements Act of 1976

largest quarterly repurchase in its history on a dollar basis, depriving its shareholders of the opportunity to realize immediate cash value through the transaction price, which is significantly above the repurchase price.

In a November 3, 2022 letter, Emerson outlined the terms of an improved all-cash proposal of $53 per share and highlighted its numerous attempts to engage with NI to that date. On November 15, 2022, NI responded to Emerson, indicating that it had created a working group of its Board to examine Emerson’s proposal in greater detail, as well as evaluate options with the assistance of advisors.

In the more than two months since, NI continued to resist engaging meaningfully with Emerson to work toward an agreement. Eight months after Emerson’s approach, NI agreed to a January 4, 2023 meeting with representatives from Emerson, which was followed by one additional conference call. During these discussions, NI shared very limited, high-level information about its business and continued to demonstrate its unwillingness to provide more detailed information, including refusing to respond to key diligence questions provided ahead of the meeting. NI then informed Emerson that this would be the extent of its engagement. In a letter dated January 11, 2023, Emerson reiterated its $53 per share proposal to acquire NI.

NI Shareholders: Stop Your Board’s Delay Tactics

Emerson is disappointed that NI chose to announce a strategic review and put in place a poison pill on January 13, 2023, rather than engaging privately and constructively. NI did not respond to Emerson’s latest letter sent on January 11 before its public announcement.

NI’s strategic review announcement comes more than two months after the NI Board purportedly formed a working group to evaluate options with its advisors – with no results.

NI shareholders should understand that for eight months they have been deprived of the opportunity to realize certain cash value at a significant premium. Emerson urges NI shareholders to engage with their Board to ensure this public strategic review process is not merely another delay tactic.

Emerson has organized the resources to work expeditiously toward a transaction with NI, has shared a merger agreement with NI, and is prepared to transact promptly. Emerson has performed due diligence with publicly available information and would have only limited and specific confirmatory due diligence requirements. Additionally, Emerson does not anticipate any significant regulatory risks or delays given the complementary nature of the two businesses. Finally, the Emerson proposal is not subject to any financing conditions.

Emerson feels compelled to disclose the contents of all its correspondence with NI, beginning in May 2022, to make public its consistent and sustained track record of attempted engagement with NI, without any meaningful or constructive response. This correspondence is below and is also available at www.MaximizingValueAtNI.com.

Investor Conference Call and Presentation

Today, beginning at 7:30 a.m. Central Time / 8:30 a.m. Eastern Time, Emerson management will discuss the proposal during an investor conference call. Participants can access a live webcast available at www.Emerson.com/en-us/investors at the time of the call. A replay of the call will be available for 90 days on the company website and at www.MaximizingValueAtNI.com. Conference call slides will be posted in advance of the call on the company website and at www.MaximizingValueAtNI.com.

Advisors

Goldman Sachs & Co. LLC and Centerview Partners LLC are serving as financial advisors to Emerson and Davis Polk & Wardwell LLP and Sidley Austin LLP are serving as legal advisors.

Emerson’s Correspondence with NI

May 25, 2022 – Emerson’s First Offer Letter to NI

Eric Starkloff

President and Chief Executive Officer

National Instruments Corporation

11500 N Mopac Expwy

Austin, TX 78759-3504

Dear Eric:

Further to my recent discussions with you, I am excited to present you with this proposal (the “Proposal”) for the acquisition of all outstanding shares of National Instruments Corporation (“NI”) by Emerson Electric Co. (“Emerson”).

We are very excited about the combination of our two firms and the potential we can achieve together. Emerson has long admired NI as a technology leader in the electronic test and measurement industry, a complementary adjacency to our Automation Solutions business with a similar technology stack of intelligent devices, controls, and software. We have been particularly impressed with NI’s portfolio including modular intelligent devices and the LabVIEW suite of offerings, as well as NI’s industry stewardship over many decades in this space. Combining NI with Emerson would lead to significant opportunities for both of our teams and further develop our position as a premier global automation company.

In addition to the immediate value created for your shareholders as outlined in the Proposal, Emerson has demonstrated long term stewardship and investment in acquired businesses over many decades. Our industry leading Automation Solutions platform was built through a combination of sustained organic investments as well as strategic acquisitions of highly innovative businesses including Rosemount, Micro Motion, Fisher, and most recently our acquisition of majority control in AspenTech. All of these businesses have thrived under Emerson ownership and are leaders in their respective markets. With the potential acquisition of NI, we are looking to continue our long history of stewardship and commitment to growth, development, and engineering leadership.

With that backdrop, I am pleased to present you and your Board with this Proposal:

Valuation

Emerson proposes to purchase 100% of the outstanding common stock of NI for $48 in cash per common share, which implies an equity value of $6.49 billion and an enterprise value of $6.67 billion. We believe our Proposal provides significant value to your shareholders:

-	A 39% premium to NI’s closing share price as of May 24, 2022;
-	A 36% premium to the volume weighted average price for the last 30 trading days ending May 24, 2022;
-	A 4% premium to the 52 week high trading price as of May 24, 2022

Financing

Our Proposal is not subject to any financing condition and would be financed from cash on hand, committed lines of credit and/or other available sources of financing.

Regulatory

While applicable regulatory approvals will be required, we do not expect there to be substantive impediments to closing. We note the complementary nature of our respective businesses.

Due Diligence

This Proposal is based on publicly available information under the assumption that it presents fairly and completely NI and its businesses and its outstanding debt and share count. It is subject to the completion of customary and confirmatory due diligence (e.g., tax, environmental, legal, etc.). We are prepared to move quickly to complete such due diligence when appropriate.

Timing

Emerson is prepared to proceed immediately to work with NI and its advisors to complete due diligence and to negotiate a mutually agreeable merger agreement (the “Definitive Agreement”) in parallel. It is our expectation that the signing of the Definitive Agreement and announcement can be achieved in 4-6 weeks.

We have no current plan to disclose this letter and assume that you do not intend to either. Our strong preference is to work constructively and expeditiously with you and your board to announce a Definitive Agreement.

Board Review

This Proposal has been reviewed with Emerson’s board of directors who support the proposed transaction. The final approval of Emerson’s board of directors would be required prior to entering into the Definitive Agreement.

Other

The Definitive Agreement would be negotiated and executed by Emerson and NI and closing would be conditioned upon required NI shareholder approval, required regulatory approvals and other customary conditions. Emerson shareholder approval will not be required.

To reiterate, our Proposal – all cash consideration with no financing contingency and no substantive regulatory impediments – provides both significant value and certainty to NI’s shareholders. We are prepared to move very quickly to complete our due diligence and sign definitive agreements.

We are highly enthusiastic about the prospects of what we can achieve together. On behalf of Emerson, I thank you again for the dialogue thus far and for your consideration of this Proposal. We look forward to hearing from you.

Sincerely,

Lal Karsanbhai

President and Chief Executive Officer

June 16, 2022 – NI’s Response to May 25 Letter

Lal Karsanbhai

President and Chief Executive Officer

Emerson Electric Co.

8000 West Florissant Avenue

PO Box 4100

St. Louis, MO 63136-8506

Dear Lal:

The Board of Directors (the “Board”) of National Instruments Corporation (“NI”) has carefully reviewed your letter dated May 25, 2022, with the assistance of our financial and legal advisors.

The Board has unanimously determined that your letter does not provide a basis for further discussions.

NI’s Board and management team will remain focused, without distraction, on executing our strategies that are producing a significant and steady increase in bookings and revenue, strengthened operational performance, and advances in technology.

Sincerely,

/s/

Eric Starkloff

President and Chief Executive Officer

/s/

Michael E. McGrath

Chairman of the Board

June 22, 2022 – Emerson’s Second Offer Letter to NI

Eric Starkloff

President and Chief Executive Officer

Michael E. McGrath

Chairman of the Board

National Instruments Corporation

11500 N Mopac Expwy

Austin, TX 78759-3504

Dear Eric and Michael:

I received your letter dated Thursday, June 16th, responding to our proposal from Wednesday, May 25th (the “Proposal”) for the acquisition of all of the outstanding shares of National Instruments Corporation (“NI”) by Emerson Electric Co. (“Emerson”). I am disappointed in your response and the lack of engagement from you and your Board to what is an extremely attractive Proposal for the shareholders of NI.

We have followed NI for many years and believe that the Proposal is a unique opportunity for NI shareholders to realize a certain cash value and to accelerate the execution of your vision to automate test across the product lifecycle. We are offering an immediate financial benefit to your shareholders, and a high-quality home for NI, benefiting your employees, customers, suppliers and communities.

Our Proposal to acquire all of NI’s outstanding shares at $48 per share in cash offers significant value to your shareholders measured against both short and longer-term metrics, specifically a:

•	51% premium to NI’s closing share price as of June 21, 2022;
•	41% premium to the volume weighted average price for the last 30 trading days ending June 21, 2022;
•	39% premium to NI’s closing share price as of May 24, 2022 (the day prior to when we made the Proposal); and
•	4% premium to the 52 week high trading price as of June 21, 2022.

We are highly confident your shareholders would view our cash offer favorably and recent market data points reinforce this view, including:

•	The last time NI’s share price closed above $48 was on December 6th, 2018. NI’s share price has underperformed both the broader market and its key peer, Keysight, since then, with the stock down 34% in a period where the NASDAQ Index gained 54% and Keysight gained 125%;

•	Four of the six brokers who cover NI have reduced their 12 month forward price targets following your Q1 earnings with the median price target being reduced from $50 to $43.50; and

•	The top 10 active shareholders as of the end of Q1 2021 owned approximately 19% of the company with an estimated weighted average cost basis of $35. Over the past year, 8 of those 10 shareholders have reduced their positions and sold stock materially below the price we are offering.

We prefer to engage in collaborative, bilateral discussions with minimal distraction to your management team to reach an agreement privately. Your letter referenced “significant and steady increases in bookings and revenue” as well as “strengthened operational performance and advances in technology”. We look forward to learning more about your internal plan and are confident that with access to limited non-public information after signing an NDA, we could work with you to find additional value that would allow us to increase our Proposal.

We are prepared to engage immediately and have organized the resources to move towards a transaction expeditiously, including:

•	Diligence: We have performed extensive outside-in due diligence on NI over an extended period. As a result, we have limited and specific confirmatory due diligence requirements.

•	Timing: We are ready to begin our confirmatory due diligence exercise and we would work towards signing and announcing a definitive agreement within four weeks.

•	Regulatory: We do not anticipate any significant regulatory risks or delays given the complementary nature of our businesses.

•	Financing: Our Proposal is not subject to any financing condition and would be financed from cash on hand, committed lines of credit and/or other available sources of financing. Emerson is an A2/A rated company with a strong balance sheet. We have obtained a Highly Confident Letter from Goldman Sachs.

•	Advisors: We have engaged Goldman Sachs & Co. LLC and Centerview Partners LLC as our financial advisors and Davis Polk Wardwell LLC as our legal counsel.

•	Certainty: Our Board of Directors has reviewed and supports the proposed transaction. Emerson shareholder approval will not be required.

Emerson considers this Proposal to be of the highest strategic priority. We are very motivated to conclude a transaction that benefits both companies as well as our respective shareholders. Please confirm receipt of this letter. Given the upcoming July 4th holiday, we recognize you may not be able to get back to us until the week of July 11th. I look forward to hearing from you by then at the latest.

Sincerely,

Lal Karsanbhai

President and Chief Executive Officer

July 6, 2022 – NI’s First Response to June 22 Letter

From: Eric Starkloff

Sent: Wednesday, July 6, 2022

To: Lal Karsanbhai

Subject: Re: Follow-up to NI letter dated June 16

Lal:

I hope you had a good 4th of July weekend. I wanted to let you know that we will be discussing your follow-up letter at our regularly scheduled bord meeting at the end of this month. I will be in touch with you after the board meeting to discuss.

Regards,

Eric

August 2, 2022 – NI’s Second Response to June 22 Letter

Lal Karsanbhai

President and Chief Executive Officer

Emerson Electric Co.

8000 West Florissant Avenue

PO Box 4100

St. Louis, MO 63136-8506

Dear Lal:

Our Board of Directors has carefully reviewed your letter dated June 22, 2022, with the assistance of our financial and legal advisors. The Board remains unanimously of the view that your proposal is not in the best interests of NI and its shareholders.

Sincerely,

/s/

Eric Starkloff

President and Chief Executive Officer

/s/

Michael E. McGrath

Chairman of the Board

November 3, 2022 – Emerson’s Third Offer Letter to NI

Eric Starkloff

President and Chief Executive Officer

Michael E. McGrath

Chairman of the Board

National Instruments Corporation

11500 N Mopac Expwy

Austin, TX 78759-3504

Dear Eric and Michael:

I am writing to follow up on your August 2nd response to our June 22nd letter which reiterated our proposal for the acquisition of all of the outstanding shares of National Instruments Corporation (“NI”) by Emerson Electric Co. (“Emerson”). After receiving your terse response and continued refusal to engage with Emerson for the benefit of NI’s shareholders, we decided to wait to see if your revised guidance, investor day communication, and Q3 results might fundamentally alter investors’ views of NI’s value or signal an acceleration in NI’s outlook that we could incorporate into our thinking before reaching out to you again.

Recap of Events of the Past Six Months

Over a period starting almost 6 months ago, we have consistently been prepared to provide your shareholders an all-cash offer at a meaningful premium, which your Board has repeatedly rebuffed and refused to provide even limited financial information. Given the time that has elapsed, we believe the context of our outreach, your Board’s refusal to engage, and NI’s investor communications since receiving our first offer are important to summarize:

•	May 16th: My initial outreach to you was premised on meeting in person to introduce myself and shape a compelling all-cash offer for your shareholders. I was surprised that you would not meet with me and instead offered a phone call.

•	May 22nd: In an extremely brief phone call, you reiterated you would not engage and suggested we send a letter if Emerson should want to acquire NI.

•	May 25th: I sent you a letter describing our all-cash offer at a significant premium to NI’s current and historical trading levels. The offer was based on public information and outlined key terms related to deal certainty, including no financing contingency.

•	June 16th: You sent a very short response letter refusing to engage, with limited elaboration to your Board’s reasons.

•	June 22nd: After your negative response on June 16th, I again attempted to engage with you with a second letter describing our all-cash offer on June 22nd in which I requested access to limited additional information to help find additional value to improve our proposal and asked for a response by July 11th.

•	July 6th: You responded that you could not get back to me by July 11th, and instead would get back to me after your earnings call at the end of the month.

•	July 28th Q2 Earnings Call: Despite solid order momentum, NI’s performance demonstrated continued challenges to expanding margins, with gross margins down year-over-year by more than 400 bps and only a 2% incremental margin on 14% sales growth. With the knowledge of our approach (that you did not disclose to your shareholders), and despite the headwinds and weak financial performance, you substantially increased your outlook for 2023, guiding to a mid-teens topline growth rate and 300 basis points of margin improvement, a margin improvement three times larger than your prior guidance only three months earlier when you released 1st quarter earnings, at a time when you were not aware of Emerson’s interest in acquiring NI.

•	August 2nd: You sent a second, similarly curt response letter refusing to engage.

•	August 11th: You announced you would hold your annual investor day on September 15th.

•	September 15th Investor Day: You reaffirmed the same 2023 guidance as provided with Q2 earnings and provided additional guidance to achieve a further 200 bps operating margin expansion by 2025. Despite your positive tone, your shares fell 3.2% on the day, underperforming the market as investors and analysts continue to doubt NI’s ability to execute and deliver these results given its historical track-record and the current operating environment. In particular, the market remains unconvinced about NI's ability to expand EBIT margins through software and system-level solutions as well as the sustainability of order trends and NI's ability to capitalize on secular opportunities in ADAS/EVs/5G.

•	October 27th Q3 Earnings: Despite achieving record quarterly revenue, NI’s share price declined 3.0% the next day (a day in which the NASDAQ Index was up 2.9%) given decelerating order rates, as well as continued supply chain challenges and the potential impact of a deteriorating macro. NI’s Q4 guidance was below street expectations, despite reaffirming the margin expansion guidance for 2023. Since your announcement, research has highlighted how NI continues to be a “wait and see” company as evidence of margin expansion was pushed out once again. The market is particularly concerned about your ability to achieve your expected growth in the face of a worsening economic outlook in many markets, particularly in your portfolio businesses. Factoring in these uncertainties, almost all brokers revised their estimates for both Q4 and 2023 downwards as well as their target prices

Improved Proposal

From our first outreach, we have preferred to engage with you privately and have been committed to improving our offer to reflect the outlook for your company incorporating the latest financial information. Although we question the motivations for your updated guidance, we do believe in the long-term potential of the NI business under Emerson’s leadership and, in the spirit of achieving engagement, we are willing to incorporate your updated outlook to improve our offer. As such, we are increasing our Proposal, from $48 per share to $53 per share (our “Improved Proposal”).

Under our Improved Proposal, Emerson proposes to purchase 100% of the outstanding common stock of NI for $53 in cash per common share which implies an equity value of $7.1 billion and an enterprise value of $7.6 billion. Our Improved Proposal delivers compelling all cash value and provides credit for significant future earnings, including your recently updated guidance. Rather than wait for you to achieve an uncertain 2023, our cash offer gives your shareholders immediate credit today. The offer provides substantial premiums to both current and historical metrics, specifically:

•	45% premium to NI’s closing share price as of November 3, 2022;

•	37% premium to the volume weighted average price for the last 30 trading days ending November 3, 2022;

•	53% premium to NI’s closing share price as of May 24, 2022 (the day prior to when we made the original Proposal).

For reference, the last time NI’s share price closed above $53 was on March 12th, 2018. Since then, NI’s share price has underperformed both the broader market and its key peer, Keysight, with the stock down 31% in a period where the NASDAQ Index gained 36% and NI’s closest peer Keysight gained 206%.

Emerson is Prepared to Move Quickly

We believe this Improved Proposal presents the best and most certain path to maximize value for NI shareholders. We are prepared to engage with NI’s Board and management team immediately and have organized the resources to work towards a transaction expeditiously.

To emphasize the level of work completed and ability to move with certainty and speed, we reiterate to you our proposed next steps consistent with our prior letters:

•	Diligence: We have performed extensive outside-in due diligence on NI over an extended period. As a result, we have limited and specific confirmatory due diligence requirements only.

•	Timing: We are ready to begin our confirmatory due diligence exercise and we would work towards signing and announcing a definitive agreement within four weeks.

•	Regulatory: We do not anticipate any significant regulatory risks or delays given the complementary nature of our businesses.

•	Financing: Our Proposal is not subject to any financing condition and would be financed from cash on hand, committed lines of credit and/or other available sources of financing. Emerson is an A2/A rated company with a strong balance sheet. We have obtained a Highly Confident Letter from Goldman Sachs.

•	Advisors: We have engaged Goldman Sachs & Co. LLC and Centerview Partners LLC as our financial advisors and Davis Polk & Wardwell LLP as our legal counsel. We have also engaged Joele Frank on public relations and Innisfree as our proxy solicitor.

•	Certainty: Our Board of Directors has reviewed and supports the proposed transaction. Emerson shareholder approval will not be required.

Next Steps

We have invested considerable time and resources and remain fully committed to pursuing this transaction. It is our sincere hope that your Board—having had multiple opportunities to communicate its strategy and outlook to the market with no material change in NI’s share price—will view this Improved Proposal favorably and now engage with us in a constructive dialogue. While it is our preference to work with your Board privately and collaboratively towards a potential transaction, another refusal to engage will force us to ensure your shareholders can assess our Improved Proposal directly. In preparation for all options, we would note:

•	We have accumulated 2.3 million NI shares in the open market and intend to file for HSR approval to facilitate additional purchases; and

•	Given your Board’s repeated attempts to move NI’s share price higher have been unsuccessful, your remaining defense is neither your operational strategy nor shareholder support for management but rather NI’s staggered board. As such, we are prepared to run a slate of directors specifically targeting the two members up for re-election, your Chairman and former CEO, which will provide NI’s shareholders with an opportunity to express their views to your Board on its refusal to engage with us.

I continue to be available to meet with you at your convenience and have also instructed our financial and legal advisors to make themselves available to meet with your advisors. Given you have now been in possession of a Proposal from Emerson since May, and now an Improved Proposal, I request that you respond promptly to this letter. I look forward to hearing a more constructive answer and stand ready to engage.

Sincerely,

Lal Karsanbhai

President and Chief Executive Officer

November 15, 2022 – NI’s Response to November 3 Letter

Lal Karsanbhai

President and Chief Executive Officer

Emerson Electric Co.

8000 West Florissant Avenue

PO Box 4100

St. Louis, MO 63136-8506

Dear Lal:

We wanted to follow-up on our initial confirmation of receipt of your November 3, 2022 letter. NI and its Board of Directors take your proposal seriously, in accordance with our fiduciary duties. We have established a working group of the Board to examine your proposal in greater detail, as we examine and evaluate options with the assistance of our advisors, inclusive of other prospective purchasers and transaction partners.

Sincerely,

/s/

Eric Starkloff

President and Chief Executive Officer

/s/

Michael E. McGrath

Chairman of the Board

November 16, 2022 – Emerson’s Response to NI

From: Lal Karsanbhai

Sent: Wednesday, November 16, 2022

To: Eric Starkloff; Michael McGrath

Subject: Re: Follow up to NI letter dated August 2nd

Michael and Eric:

I received your letter dated November 15th in response to our November 3rd letter.

We are pleased to hear that you have established a working group of the Board to evaluate our proposal and other strategic alternatives. I would like our respective advisors to speak before Thanksgiving so we can better understand your process and the timeline to evaluate our proposal and other options. Please advise me of the contact details of your advisers and I will have my advisers from Goldman and Centerview reach out to them.

Separately, as mentioned in our November 3rd letter, Emerson will be filing for HSR approval to acquire additional shares of National Instruments Corporation. Attached please find the required notice of such filing and of your company’s HSR filing obligation.

Sincerely,

Lal

November 21, 2022 – NI’s Response to Emerson

From: Eric Starkloff

Sent: Monday, November 21, 2022

To: Lal Karsanbhai; Michael Mcgrath

Subject: Re: Follow up to NI letter dated August 2nd

Lal:

We received your email on November 16th responding to our letter of November 15th. As previously confirmed to you, NI and its Board of Directors take your proposal seriously, in accordance with our fiduciary duties, and a working group of the Board has been established to examine your proposal in greater detail, as we examine and evaluate options, inclusive of other prospective purchasers and transaction partners.

While it would be premature for our advisors to meet at this time, we will consider a future meeting with representatives from the working group and management after the Thanksgiving holiday.

Sincerely,

Eric

December 7, 2022 – Emerson’s Request to NI for Director and Officer Questionnaire

From: Lal Karsanbhai

Sent: Wednesday, December 7, 2022

To: Eric Starkloff

Subject: Re: Re: Re: Follow up to NI letter dated August 2nd

Eric:

We received your email on November 21st responding to our email of November 16th requesting that our advisors meet before Thanksgiving. You advised that it would be premature for our advisors to meet at that time.

You have had our Revised Proposal since November 3rd and over two weeks have passed since your last communication. In your email, you advised that you had established a working group of the Board, and you would consider a meeting with representatives from the working group and management after the Thanksgiving holiday. Please provide an update on your process and advise when the advisors can connect, as well as timing for the meeting with the working group and management.

In addition, pursuant to NI’s Bylaws, a stockholder proposing to nominate directors for election at the next AGM is required to submit two documents in the form provided by the Company Secretary. Attached please find a request for both documents and related confirmations for delivery to the Secretary. As the nomination window opens shortly (Wednesday, December 28, 2022), we would appreciate a timely response and in any case before the deadline stated in the attachment.

Sincerely,

Lal

December 14, 2022 – Emerson’s Section 220 Demand Letter and Follow Up to December 7 Request

From: Sara Bosco

Sent: Wednesday, December 14, 2022

To: Eddie Dixon

Subject: EMR Demand Letter and Response to NI Letter Dated December 14, 2022

Dear Mr. Dixon,

Attached please find Emerson’s demand as a stockholder of National Instruments Corporation (“NI”) for inspection of books and records of NI. Please note the statutorily mandated initial compliance date of Thursday, December 22, 2022 and continuing thereafter through NI’s next annual general meeting of its stockholders. The attached demand provides the contact information for coordinating NI’s response through Emerson’s outside counsel, Davis Polk.

I also would like to follow-up on my letter dated Wednesday, December 7, 2022 to you requesting documentation mandated by NI’s bylaws in connection with the nomination of directors and your letter earlier today. In your letter you advised that you will provide the documents “shortly” without more specificity. We are concerned that NI’s delay in responding to this straightforward request will frustrate or impair Emerson’s ability to nominate directors. We ask that NI respond fully to the request no later than Sunday, December 18, 2022. In that regard, we ask that you provide the supplemental information requested in my December 7 letter in addition to the two documents.

We look forward to prompt and complete responses on all of the above matters.

Sincerely,

Sara Yang Bosco

December 14, 2022 – NI’s Request for a Call with Emerson

From: Eric Starkloff
Sent: Wednesday, December 14, 2022
To: Lal Karsanbhai
Subject: Re: Re: Re: Follow up to NI letter dated August 2nd

Lal:

I’d like to schedule a call with you later this week to discuss next steps and a potential meeting.  I can be available Thursday between 11:30 and 2:00 and after 3:30 CST, and Friday any time before noon.  Let me know what works for you.

(And regarding the two bylaw documents referred to in your note, my GC Eddie Dixon will be separately replying to your counsel to get that addressed.)

Regards,

Eric

December 14, 2022 – NI’s Response to Emerson

Sara Bosco, Esq.

Senior Vice President, Secretary and Chief Legal Officer

Emerson Electric Co.

8000 West Florissant Avenue

PO Box 4100

St. Louis, MO 63136-8506

Dear Ms. Bosco:

This is to confirm that we are in receipt of your request regarding the materials referenced in our bylaws, and that we will provide you with the documents referenced in our bylaws shortly.

Sincerely,

/s/

R. Eddie Dixon, Jr.

Chief Legal Officer, Senior Vice President & Secretary

December 16, 2022 – NI’s Email Confirming January 4 Meeting with Emerson

From: Eric Starkloff
Sent: Friday, December 16, 2022
To: Lal Karsanbhai
Subject: Re: Re: Re: Re: Follow up to NI letter dated August 2nd

Lal,

Following up on our call yesterday, just to confirm that your suggestion of getting together the first week of January in Austin works for us, and I’m looking forward to seeing you in person.  Does Wednesday, January 4 work for you?  If so, we can work to arrange the logistics.  And based on your comments around the areas you are interested in learning more about our business, I think the meeting will be a mutually valuable one.

In preparation for that information sharing, I’ll have our lawyers at Wachtell Lipton (Adam Emmerich, Sabastian Niles and Lina Tetelbaum) send along a proposed NDA.  Please let me know who they should send it to from your advisor team.  As we discussed yesterday, we are not seeking to prevent you from making board nominations for our next annual meeting, and expect we can get the NDA organized and agreed in short order.

Looking forward to seeing you in January.  Best wishes for a happy holidays.

Eric

January 11, 2023 – Emerson’s Fourth Offer Letter to NI

Eric Starkloff

President and Chief Executive Officer

Michael E. McGrath

Chairman of the Board

National Instruments Corporation

11500 N Mopac Expwy

Austin, TX 78759-3504

Dear Eric and Michael:

I am writing to follow up on our November 3rd letter which outlined our improved proposal for the acquisition of all of the outstanding shares of National Instruments Corporation (“NI”) by Emerson Electric Co. (“Emerson”).

We appreciate you and your team hosting us in Austin on January 4th and the one follow-up call between the teams on January 9th. As you have seen through our discussions, we have a deep understanding of the test and measurement sector and specifically NI. While it has been helpful to receive some additional information on your business and plans, the superficial information your team shared has not addressed the 30 focused questions that we provided ahead of time, and as such we are not yet able to change our view on the financial outlook for NI.

Based on what you have shared to date, we reiterate our proposal for Emerson to purchase 100% of the outstanding common stock of NI for $53 in cash per common share. Our offer provides shareholders with credit today for significant future earnings, including your recently updated guidance at attractive premiums:

•	37% premium to NI’s closing share price as of January 10, 2023; and
•	45% premium to NI’s closing share price as of November 3, 2022 (when we increased our proposal to $53 a share).

From our first outreach in May 2022, we have attempted to work with you privately to see if we could reach a deal and we are highly confident we could announce a deal within days and by no later than your Q4 results on January 31st. To that end, we would be willing to extend the standstill agreement by one week and may see the potential for a very modest increase in value, subject to the following:

•	Receiving the outstanding business diligence responses to our prioritized list of 30 questions that we shared on January 6th, as outlined in Annex A;

•	Receiving details on all changes in compensation and benefits, equity awards (regular or special) made and anticipated, beyond what has previously been disclosed in NI’s SEC filings so we can determine if there are meaningful new costs incurred that may impact our ability to modestly increase our offer;

•	Davis Polk will share with Wachtell a draft merger agreement reflective of our proposal and we expect meaningful engagement on negotiating the agreement and aligning on key deal terms;

•	Arranging discussions between bankers to agree and align on the process and timeline to announcing a transaction by your Q4 results, and;

•	Receiving a full response from your outside counsel to the information requested pursuant to the Section 220 Demand for Stockholder Information which we are entitled to as holders of 2.3 million shares of NI.

We believe our offer is compelling and that there is a path to working with your Board privately and collaboratively towards a potential transaction. We are in a position to move very quickly to finalize customary confirmatory diligence and negotiate the merger agreement, and subject to receiving the information requested, may see the potential for a very modest increase in value. However, if you are not willing to share the information requested, it will require us to reach out to your shareholders directly.

I look forward to hearing from you promptly.

Sincerely,

Lal Karsanbhai

President and Chief Executive Officer

About Emerson

Emerson (NYSE: EMR) is a global technology and software company providing innovative solutions for the world’s essential industries. Through its leading automation portfolio, including its majority stake in AspenTech, Emerson helps hybrid, process and discrete manufacturers optimize operations, protect personnel, reduce emissions and achieve their sustainability goals. For more information, visit Emerson.com.

Additional Information and Where to Find It

This communication relates to a proposal which Emerson Electric Co. (“Emerson”) has made for a business combination transaction with the Company (the “Proposed Transaction”). It is anticipated that Emerson, together with the participants named therein, will file a proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of a slate of director nominees identified and nominated by Emerson (the “Nominees”) at the 2023 annual meeting of stockholders of National Instruments Corporation, a Delaware corporation (the “Company”) and may file other proxy statements and/or other documents.

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication is not a substitute for any proxy statement or other documents Emerson may file with the SEC in connection with the election of the Nominees or the Proposed Transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ANY PROXY STATEMENT(S) AND/OR OTHER DOCUMENTS IF AND WHEN THEY ARE FILED BY EMERSON, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE ELECTION OF THE NOMINEES AND/OR THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ELECTION OF THE NOMINEES, THE PROPOSED TRANSACTION, AND RELATED MATTERS. Any definitive proxy statement(s) (including any WHITE proxy card enclosed with any definitive proxy statement(s) or supplements filed and/or disseminated by Emerson) (if and when available) will be mailed or otherwise made available to stockholders of the Company. Investors and security holders will be able to obtain free copies of these documents filed with the SEC if and when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by Emerson, by contacting the investor relations department of Emerson:

Emerson

8000 West Florissant Avenue, P.O. Box 4100

St. Louis, MO

www.emerson.com/en-us/investors

Investor Relations:

Colleen Mettler, Vice President

(314) 553-2197

investor.relations@emerson.com

Innisfree M&A Incorporated

Scott Winter / Jonathan Salzberger

(212) 750-5833

Participants in the Solicitation

Emerson and the Nominees are anticipated to be participants in the solicitation of proxies in connection with the election of the Nominees as directors of the Company.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the election of the Nominees as directors of the Company and/or the Proposed Transaction, including a description of their direct or indirect interests in such matters, by security holdings or otherwise, will be set forth in any proxy statement(s) and other relevant materials related to such matters if and when they are filed with the SEC.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to negotiate, enter into and complete the proposed transaction; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of Emerson following completion of the proposed transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) the outcome of any discussions between Emerson and the Company with respect to the proposed transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, (2) that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that any required approval by the stockholders of the Company may not be obtained; (3) the risk that the proposed transaction may not be completed in the time frame expected, or at all; (4) unexpected costs, charges or expenses resulting from the proposed transaction; (5) uncertainty of the expected financial performance of Emerson following completion of the proposed transaction; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the business of the Company with the business of Emerson; (7) the ability of Emerson to implement its business strategy; (8) difficulties and delays in achieving revenue and cost synergies; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the proposed transaction; (11) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (14) the ability of Emerson and the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during longterm disruptions such as the COVID-19 pandemic; (15) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (16) actions by third parties, including government agencies; (17) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (18) the risk that disruptions from the proposed transaction will harm Emerson’s and the Company’s business, including current plans and operations; (19) certain restrictions during the pendency of the acquisition that may impact Emerson’s or the Company’s ability to pursue certain business opportunities or strategic transactions; (20) the ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (21) other risk factors as detailed from time to time in Emerson’s and the Company’s reports filed with the SEC, including Emerson’s and the Company’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in any proxy statement(s) and other relevant materials related to the proposed transaction if and when they are filed with the SEC. While the list of factors presented here is, and the list of factors to be presented in any such proxy statement(s) or materials will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Any forward-looking statements speak only as of the date of this communication. Emerson undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Contacts

Investors:

Colleen Mettler

Vice President, Investor Relations

(314) 553-2197

Media:

Jim Golden / Joseph Sala / Tanner Kaufman

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Exhibit 2

Materials Posted to www.MaximizingValueatNI.com

Exhibit 2

Disclaimer

Transaction.

BEFORE MAK ING ANY VOTING OR INVESTMENT DECISION, INVESTORSAND SECURITY HOLDERSARE URGED TO READ CAREFULLY AN D IN THEIR ENTIRETY ANY PROXY STATEMENT(S) AND /OR OTHER DOCUMENTS IF AND WHEN THEY ARE FILED BY EMERSON, AS WELL AS ANY AMENDM ENTS ORSUPPLEMENTS TO THESEDOCUMENTS, IN CONNECTION WITHTHEELECTION OF THE NOM INEESAND /OR THE PROPOSED TRANSACT ION, BECAUSETHESE DOCUMENTS CONTAIN OR WILL CONTAIN IM PORTANT INFORMAT ION ABOUT THE ELECTION OF THE NOMINEES, THE PROPOSEDTRANSACTION, AND RELATED MATTERS. Any definitive proxystatement(s) (including any WHITE proxycardenclosed withanydefinit ive proxy statement(s) or supplements filedand/or disseminated by Emerson) (if and when available) willbemailed or otherwise made available to stockholders of the Company. Investors and security holders will beable to obtain free copiesof these documents filed with theSEC if and when available without chargethrough the website maintained by the SEC at www.sec.gov or, in the case of documents filed byEmerson, by

D i scla imer contacting the investor relations department of Emerson: Emerson 8000 West Florissant Avenue, P.O . Box 4100 St. Loui s, MO www .emerson . com/en - us/investor s Investor Relations: Co l leen Mettler, Vice President (3 14 ) 553 - 2197 i nvesto r. re lations @emerson.com I lnnisfree M&A Incorporated Scott Winter / Jonathan Salzberger (212) 750 - 5833 Participants in the Solicitation Emerson and the Nominees are anticipated to be participants in the sol i citation of proxies in connection with the election of the Nominees T -

EMERSON
+ Letters
Events + Presentations

Disclaimer

asdirecto rsof the Company.

Information regarding the persons who may, under the rules of the SEC,bedeemed participants in the solicitation of proxiesin connection with theelection of the Nominees asdirectors of theCompany and/or the Proposed Transaction, including a description of their direct or indirect interests in such matters,by secur ity holdingsor otherw ise, will beset forthinany proxy statement(s)and other relevantmaterials related to suchmatters if andwhen they are filed withtheSEC.

Caution Concerning Forward-Looking Statements

This communicationcontains "for ward -looking"statements as that termis definedin Section 27A of the Securities Act and Section 21E of the Exchange Act , as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-lookingstatements, including: statements regarding the expected timing and struct ure of the proposed transaction: the ability of the parties to negotiate, enter into and complete the proposed transaction; the expected benefits of the proposedtransaction, such as

Disclaimer improved operations , enhanced revenues and cash flow , synergies, growth potential, market profile,business plans , expanded portfolio and financial strength; the competitive ability and position of Emerson following completion of the proposed transac tion; legal , economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward - lookingstatements concern future circumstances and re sults and ot he r statements that are not historical facts and are sometimes identified by the words " may ;·" will, " " should ;' "potential ;' " intend ;' " expect ,"" endeavor ;·" seek ;' " anticipate ," " estimate ;· " overestimate ; •"underestimate ,"" believe ;• " p l an ,"" could ,""w ould ;' " project ;·" predict ;· "continue; · " target " or other similar words or expressions or negatives of these words, but not all forward - l ooking statements include such identifying words. Forward - look i ng statements are based upon current plans , estimates and expectations that are subject to risks , unce r tainties and assumptions. Should one or more of these risks or uncertainties materialize , or s ho uld underlying assumptions prove incorrect , actual results may vary materially from those indicated or anticipated by such forward - looking statements. We can give no assurance that such plans , estimates or expectations wi ll be • -

EMERSON

+ Letters Events + Presentations

Eme… ium,
All-… uire
Nat… $53

Disclaimer

achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) the outcome of any discussions between Emerson and the Company with respect to the proposed transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, (2) that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that any required approval by the stockholders of the Company may not be obtained; (3) the risk that the proposed transaction may not be completed in the time frame expected, or at all; (4) unexpected costs, charges or expenses resulting from the proposed transaction; (5) uncertainty of the expected financial performance of Emerson following completion of the proposed transaction; (6) failure to realize •

Disclaimer the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the business of the Company with the business of Emerson; (7) the ability of Emerson to implement its business strategy;(8) difficulties and delays in achieving revenue and cost synergies; (9) inability to retain and hire key personnel ; (10) the occurrence of any event that could give r i seto termination of the proposed transaction; (11) potential l itigation in connection with theproposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in s i gnificant costs of defense, indemnificationand liability; (12) evolving legal , regulatory and tax regimes; (13) changes in economic, financial , political and regulatory conditions , in the United States and elsewhere , and other facto r s that contribute to uncertainty andvo l atility, natural and man - made disasters, civilunrest, pandemics (e.g., the coronavirus (COVID - 19) pandemic (the "COV I D - 19 pandemic")), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade andpolicy changes associated with thecurrent or subsequent U.S. administration;(14) the ability of Emerson and the Company to -

Disclaime r successfully recover from a disaster or other business continuity problem due to a hurricane, fl ood , eart hquake , terror ist attack, war, pandemic , security breach , cyber - attack, power loss , telecommunications failure or other natural or man - made event , inc luding the ability to function remotely during longterm disruptions such as the COVID - 19 pandemic; (15) the impact of public health crises , such as pandemics (including the COVID - 19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning o f national or global economies and markets, includ i ng any quarantine, " shelter in place," " stay at home ," workforce reduction , social distancing , shut down or similar actions and policies; (16) actions by th i rd parties , incl ud ing government agenc i es; (17) potential adverse reactions or changes to bus iness relationships resulting from the announcement or completion of the transaction; (18) the r isk that disruptions from the proposed tr ansa ct ion will harm Emerson ' s and the Company ' s business , including current plans and operations; (19) certain restrictions dur i ng the pendency of the acquisition that may impact Emerson ' s or t he -

EMERSON

+ Letters   Events + Presentations

Disclaimer

Company's ability to pursue certain business opportunities or strategic transactions; (20) the ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (21) other risk factors as detailed from time to time in Emerson 's and the Company's reports filed with theSEC, including Emerson 's and the Company's annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with theSEC. These risks, as well as other risks associated with theproposed transaction, will be more fully discussed in any proxy statement(s) and other relevant materials related to the proposed transaction if and when they are filed with theSEC. While the list of factors presented here is, and the list of factors to be presented in any such proxy statement(s) or materials will be considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward lookingstatements. Any forward-lookingstatements speak only as of the date of thiscommunication. Emerson undertakes no obligation to update any forward-looking statements, whether as a result of new

Disclaimer c:n ..... UUI I L l l 11:, c:::I I JU LCIA. LI t:dLlllt:IIL:) UI LIIC · u u:,cu LI di l:>d \ ..LIU I I, di LU \ L.J..J other risk factors as detailed from time to time in Emerson ' s and the Company ' s reports filed with the SEC , including Emerson's and the Company ' s annual report on Form 10 - K , periodic quarterly reports on Form 10 - Q , periodic current reports on Form 8 - K and other documents filed with the SEC. These risks , as well as other risks associated with the proposed transaction , will be more fully discussed in any proxy statement(s) and other re l evant materials related to the proposed transaction if and when they are filed with the SEC. While the list of factors presented here is, and the list of facto r s to be presented i n any such proxy statement(s) or materia l s will be , considered representative , no such list should be considered to be a comp l ete statement of all potential risks and uncertainties. Unlisted factors may present s i gnificant additional obstacles to the realization of forw ard looking statements. Any forward - lookingstatements speak only as of the date of this communication.Emerson undertakes no obligation to update any forward - looking statements, whether as a result of new information or deve l opment , future events or otherw ise , except as required by law. Readers are cautioned not to place undue reliance on any of these forward - l ook i ng statements . -

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.: - \ - . EMERSON Home Eme rson's Continuous Effort to Engage NI Press Re l eases + L ett ers Events + Presentations Press Releases + Letters

Press Releases

JANUARY 17, 2023

Emerson Announces Premium, All-Cash Proposal to Acquire National Instruments for $53 Per Share

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Letters

JANUARY 11, 2023

Emerson's Fourth Offer Letter to NI

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DECEMBER 16, 2022 Ni's E m ai l Confi r m i ng J an u a ry 4 Meeti n g wi th E m e r so n DOWNLOAD PDF DECEMBER 14, 2022 Ni ' s R e sponse t o E m e r so n DOWNLOAD PDF DECEMBER 14, 2022 Emerso n ' s S ect i on 220 Dema n d L ette r a n d F o l low Up to D e c e m b er 7 R equest DOWNLOAD PDF DECEMBER 14, 2022 Ni's Re q uest for a Ca l l w i th E m erson DOWNLOAD PDF DECEMBER 7, 2022 Emerso n ' s Request t o N I fo r D& O Questionnaire DOWNLOAD PDF NOVEMBER 21, 2022 Ni's Respo n se t o Eme r son DOWNLOAD PDF

December 16 , 2022 - Ni's December 16 Email Confirming January 4 Meeting with Emerson From: Eric Stark l off Sent: Friday , December 16 , 2022 To: La l Karsanbhai Subject: Re: R e : Re: Re: Follow up to NI l etter dated August 2nd Lal, Fol l ow i ng up on our ca ll yeste r day , just to confirm that your suggest i on of getting together the firs t week of January in Austin works for us , and I'm l ooking forward to seeing you in pe r son . Does Wednesday , January 4 wo r k for you? If so , we can work t o arrange the log i st i cs. And based on your comments around the areas you a r e interested i n l earning more about our bus i ness , I t hink the meeting will be a mutua ll y valuab l e one. In preparation fo r that info r ma t ion sharing, I'll have our l awye r s at Wachtel! Li p ton {Adam Emmerich , Sabastian Niles and Li na T ete l baum) send along a proposed NOA. Please l et me know who they should send it to from your advisor team. As we d i scussedyesterday , we are not seeking to prevent you from making board nom i nations fo r our next annual mee t ing , and expect we can get the NOA organized and agreed in short o r der. Looking forward to seeing you in J anuary. B est wishes for a happy hol i days. Eric

NOVEMBER 16, 2022

Emerson's Response to NI

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NOVEMBER 15, 2022

NI's Response to November 3 Letter

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NOVEMBER 3, 2022

Emerson's Third Offer Letter to NI

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AUGUST 2, 2022

NI's Second Response to June 22 Letter

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JULY 6, 2022

NI's First Response to June 22 Letter

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JUNE 22, 2022

Emerson's Second Offer Letter to NI

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JUNE 16, 2022 Ni ' s Response to May 25 Lener D O WNL O AD PDF MAY 25, 2022 Emerso n ' s F irs t Offe r L etter to N I D O WNLOAD PDF For More In f ormat ion Emerson's Continuous Effort to Engage NI Press Releases + Letters Eve n ts + Presen t ations

i \ EMERSON Home Emerson's Co n tinuo u s Effort to Engage NI Press Releases+ Letters E ven t s + Presentations Events + Presentations

Events

JANUARY 17, 2023

Investor Call: Emerson Announces Premium, All-Cash Proposal to Acquire National Instruments for $53 Per Share
8:30 AM Eastern Time / 7:30 AM Central Time

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LIVE INVESTOR CALL

Presentations

JANUARY 17, 2023

Emerson Announces Premium, All-Cash Proposal to Acquire National Instruments for $53 Per Share

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Infographics

JANUARY 17, 2023

Emerson Announces Premium, All-Cash Proposal to Acquire National Instruments for $53 Per Share

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For More Information

Emerson's Continuous Effort to Engage NI

Press Releases + Letters

Events + Presentations

Immediate, Compelling And Certain Value For NI Shareholders January 17, 2023

Dear NI Shareholder,

Our proposed all-cash acquisition of NI is a clear and certain path to realizing increased value from your investment in NI.

We are offering to acquire NI for $53 per share, a 32% premium to NI's closing share price as of January 12, 2023, the day prior to NI's announcement of a strategic review and a 38% premium to the 30-day VWAP ending January 12, 2023.

Emerson has long admired NI as a technology leader in electronic test and measurement and believes combining our two companies would further develop our position as a premier global automation company.

In this presentation, we provide an overview of why we firmly believe that our offer enables you to achieve an immediate, high-premium return on your investment.

- Compelling Premium and Value: $53 per share, all-cash
- Transaction Certainty: No financing contingency, no expected regulatory concerns
- Expedited Timeline: Ready to sign and announce quickly following substantive engagement by NI

Emerson is committed to pursuing this transaction. Emerson has made numerous attempts to engage constructively with NI in private since May 2022 and for eight months, NI delayed and evaded our efforts. In November, NI noted that it had created a working group of its Board to examine Emerson's proposal in greater detail, as well as evaluate options with the assistance of advisors – and then last week, nearly two months later, NI announced publicly that it is initiating a review and evaluation of strategic options with its advisors and has adopted a poison pill. While we would have preferred to reach an agreement privately, we are making our interest public for the benefit of all NI shareholders. As a sign of our commitment, Emerson has purchased 2.3 million shares of NI and we have received HSR approval to increase our stake.

We urge NI shareholders to engage with their Board to ensure this public strategic review process is not merely another delay tactic.

Regards,

Lal Karsanbhai
President and Chief Executive Officer

2

EMERSON

3 Emerson’s Premium All - Cash Proposal Follows Repeated Engagement Attempts Compelling Premium And Value Repeated Rejection And Limited Engagement Strong Commitment To Transaction Deal Certainty Expedited Timeline • All - cash offer of $53 per share • 38% premium to NI’s 30 - day VWAP 1 • May: proposed all - cash offer at $48 per share – rejected • June: requested access to additional information to find additional value – rejected • November: increased all - cash offer to $53 per share to reflect NI’s updated guidance • January: NI finally agreed to meet, only to provide high - level responses to reasonable questions – again rejected $53 per share proposal • Emerson acquired 2.3M shares of NI • Received HSR approval to increase stake • Willing to nominate directors for all seats up for election at NI’s annual meeting if NI Board and management remain entrenched in their willingness to engage • No significant regulatory concerns anticipated • No financing contingency • Limited confirmatory due diligence • Ready to sign and announce quickly We urge NI’s shareholders to encourage the Board to have constructive and meaningful engagement with Emerson to pursue this highly compelling all - cash proposal Source: Bloomberg 1 As of January 12, 2023

4 NI’s Total Shareholder Return Has Materially Underperformed The Market And Its Key Peer NI Share Price Keysight + 226 % Nasdaq + 45 % NI ( 24%) NI TSR Underperformance vs. Nasdaq vs. Keysight Last 10 Years  (171%)  (423%) 2  Last 5 Years  (49%)  (295%)  Since March 2018 High  (60%)  (241%)  Current Management Team 1  (46%)  (196%) NI share price and TSR performance has materially lagged the market and nearest peer since all - time high in March 2018 NI has traded below the Emerson $53 per share offer for >99.5% of trading days since March 2018 high After receiving Emerson’s offer, NI completed its largest ever quarterly share repurchase (~2M shares at $40.25), depriving investors of meaningful value 3 Source: FactSet, Bloomberg, company filings; market data as of January 12, 2023; TSR considers cash dividends paid 1 Since Eric Starkloff became President o n October 25, 2018 2 Keysight started trading publicly o n November 3, 2014, following separation from Agilent Technologies 3 Per NI’s 10 - Q, repurchased 2.03M shares at a weighted average price of $40.25 per share or a total of $82M reflecting the largest quarterly share repurchase, on a total dollar basis, in NI’s history $ 0 $ 50 $ 100 $ 150 $ 200 $ 250 March 2018 January 2023 (Since March 2018 High)

5 $53 Per Share All - Cash Offer Reflects Substantial Value And Provides Credit For NI’s Updated Guidance Significant Deal Certainty Attractive Premium $53 All - Cash Offer No financing contingency No regulatory concerns anticipated due to complementary and adjacent portfolios Need to complete only limited confirmatory public company due diligence Prepared to engage immediately 38% 32% 23% 15% 30-Day VWAP Unaffected Share Price 52-Week High Broker Median Price Target Source: Bloomberg; market data as of January 12, 2023 1 Unaffected share price as of January 12, 2023 2 52 - week high represents intra - day pricing 1 2

Continuous Effort To Engage Constructively Has Been Consistently Rejected 6 16 - Jun - 2022 NI responded stating its Board had unanimously decided not to pursue discussions with Emerson 06 - Jul - 2022 NI notified Emerson it would respond to Emerson’s letter after its Board meeting 02 - Aug - 2022 NI responded reiterating that its Board remains unanimously opposed to engaging with Emerson 15 - Nov - 2022 NI responded that it is evaluating the offer and forming a working group of the Board; no meaningful engagement 04 - Jan - 2023 NI presented to Emerson – indicated they are willing to be collaborative in the process 21 - Nov - 2022 NI reiterated that it had formed a working group, however noted that such a discussion is premature; no meaningful engagement 25 - May - 2022 Offer Offer Price: $48 Premium: 39% Telephone call between CEOs; initial proposal submitted to NI’s Board 12 - Jul - 2022 Emerson began accumulating shares in NI 16 - Nov - 2022 Emerson requested an advisor - to - advisor call to understand NI’s evaluation process 22 - Jun - 2022 Offer Offer Price: $48 Premium: 51% Emerson submitted a second letter; requesting response by week of July 11th 03 - Nov - 2022 Offer Offer Price: $53 Premium: 45 % Emerson submitted a third letter, indicating increased offer price of $53 per share 09 - Jan - 2023 NI held due diligence call, provided very high - level answers to reasonable questions and stated this is the extent of their engagement 16 - May - 2022 Emerson initial outreach; proposed CEO - to - CEO in - person meeting 15 - Dec - 2022 NI CEO spoke with Emerson CEO and agreed to early January meeting Emerson Communication NI Communication Offer Letter Limited Engagement 11 - Jan - 2023 Offer Offer Price: $53 Premium: 37% Emerson submitted a fourth letter reiterating price and offering to extend standstill 13 - Jan - 2023 NI announced commencement of strategic review process and adoption of poison pill Premium is based on the price of NI common stock as of the close immediately prior to the applicable offer letter; share price data from Bloomberg 07 - Dec - 2022 Emerson requested director and officer questionnaire from NI 14 - Dec - 2022 Emerson submitted Section 220 demand to NI

NI Materially Increased Its Outlook After Our Approach 7 +16 - 18% +12 - 18% +12 - 18% +9% Outpace T&M +13 - 17% 1 +100 bps +100 bps +300 bps 2 NI receives all - cash offer from Emerson on May 22 ? 2022 Revenue Growth 2023 / Long - Term Revenue Growth 2023 Non - GAAP Operating Margin Expansion 2021 Q4 Guide Pre - Offer: lowered 2022 guidance at Q1 earnings Post - Offer: maintained guidance despite weakening macro Post - Offer: increased 2023 guidance materially Pre - Offer: maintained guidance at Q1 earnings Post - Offer: materially increased guidance April 28, 2022 October 28, 2021 Pre - Offer 2022 Q1 Guide July 28, 2022 Post - Offer Observations Source: Company filings 1 Per NI 2022 Investor Day on September 15, 2022 2 Per NI 2022 Q2 earnings

8 Test & Measurement A Strategic, High - Growth Adjacency For Emerson Market Verticals Focus Segments Growth Drivers Semiconductor Aerospace / Defense Automotive Discrete and Modular Devices Humidity and Gas Detection Data Acquisition Automated Test Equipment Ubiquity Of Semiconductor Chips Autonomous / Electric Vehicles Sustainability Battery Growth $35B MSD M&A Priority TAM Market Growth

Overview of NI 9 70%+ 1 Gross Profit Revenue $1.7B 1 Customers Geography 42% Americas 32% APAC 26% EMEA End Market 26% Semiconductor & Electronics 25% Aerospace, Defense & Government 18% Transportation 31% Portfolio (All Other Industries) Employees ~7K ~35K Compelling Growth Vectors Technology Inflection Market Semiconductor Aerospace / Defense Automotive 5G, Wi - Fi, UWB Cognitive Systems, Digital Transformation, Sensor Fusion ADAS / Autonomous Vehicles, Electric Vehicles Source: Company filings; sales mix reflects 2022 Q1 through Q3 data 1 Based on 2022 consensus estimates

10 Acquisition Advances Our Global Automation Focus Leading Automation Platform Attractive Financial Profile Diversified End Market Exposure Complementary Technology Capabilities Expands Emerson’s portfolio to include automation of test & measurement processes ~70% gross margins with clear opportunities to streamline R&D and SG&A costs through Emerson’s operational excellence Exposure to semiconductor & electronics, aerospace & defense, and automotive & electric vehicles NI’s technology stack is highly regarded across intelligent devices, controls and software NI

NI And Emerson Share Complementary Technology Stacks Of Industry-Leading Intelligent Devices, Controls And Software

EMERSON

Software
AspenTech



Control
DeltaV
Ovation
PACSystems



Intelligent Devices
Micro Motion
Rosemount
ASCO
Fisher



NI

Software
LabVIEW
Optimal +
TestStand
FlexLogger



Control
PXI Controllers
CompactRIO
CompactDAQ



Intelligent Devices
Oscilloscopes
RF Generators
Spectrum Analyzers
Multimeters



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EMERSON

Opportunity For Enhanced Innovation; Emerson Brings Track Record Of Multiple Successes

NI

LabVIEW NXG

2017 – 30+ years after LabVIEW's original release

Next-generation integrated development environment that would succeed LabVIEW

Significant investment **of non-reoccurring engineering and R&D**

LabVIEW NXG **failed to gain traction**

NI announced in 2020 it **would not release any new versions** of the product beyond 2021

Misstep occurred during a time of exceptional growth through innovation by peers such as **Keysight who successfully launched products tailored to the 5G transition**

Emerson Has Track Record Of Innovation And Successfully Launching New Products

	**Ovation Digital Twin**	Digital model of physical assets 40K+ MW of digital-twin supported generation
	**DeltaV PK Controller**	Modular control for process and hybrid applications 5K+ controllers sold
	**Fisher DLC3100**	Digital level control with dynamic temperature compensation Device diagnostics and local operator interface
	**Micro Motion CMFS Sensor**	Compact form factor Coriolis meter up to 1.5" with improved robustness and accuracy Hygienic, cryogenic and high-pressure applications
	**ASCO Series 290 Angle Valve**	Stainless steel air operated actuator FDA certified for sanitary conditions

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EMERSON

39% 21% NI Peers 13 NI Has Significant Opportunities To Improve Cost Structure And Sales Productivity Total SG&A (2021) R&D (2021) Sales Productivity (2021) % of sales % of sales sales per headcount Source: Company filings; all figures reflect December 31 year end; USD / JPY conversion reflects 2021 average rate Peers: Advantest, Anritsu, Keysight, Teradyne 22% 12% NI Peers $210K $474K NI Peers

14 Emerson’s Management System Will Enhance NI’s Operational Execution Top Tier Margins History Of Execution Over Time Significant Free Cash Flow Generation LTM Adjusted EBITDA Margin 2018 - 2022 Adjusted EBITDA Margin Expansion 1 LTM Free Cash Flow Conversion 25% 20% +600 bps (230 bps) (3%) 108% 2 Emerson Peers Source: Company filings; LTM as of September 30, 2022; Emerson reflects continuing operations; adjusted EBITDA for NI defined as EBITDA plus acquisition costs minus gains on sales of assets; all figures burdened by stock - based compensation; Emerson peers: ABB, Honeywell, Rockwell 1 2018 - 2022 LTM as of September 30 2 Excluding discrete items (Vertiv gain and taxes paid, and Russia business exit) NI NI

15 Significant Synergy And Immediate Value Creation Opportunity For Emerson Shareholders Transaction Meets Emerson’s Return Thresholds Adjusted EPS Accretive In Year 1 Current Opportunity Research & Development Go - To - Market SG&A / Corporate Industry high R&D spend at 22% of sales Enhance productivity of spend Streamline product portfolio Industry high sales and marketing spend at 31% of sales and low productivity per employee Accelerate shift to distribution Utilize Emerson’s global scale to drive efficiency Standalone back - office and corporate / support functions are inefficient at ~8% of sales Streamline duplicative functions Move to regional best - cost model Source: Company filings; financial metrics are adjusted non - GAAP metrics as of NI fiscal year 2021

16 We Are Prepared To Engage Immediately And Have Organized The Resources To Move Towards A Transaction Expeditiously Diligence Timing Regulatory Financing Certainty Emerson performed outside - in due diligence on NI Limited and specific confirmatory due diligence requirements only We urge NI’s shareholders to encourage the Board to have constructive and meaningful engagement with Emerson to pursue this highly compelling all - cash proposal Ready to begin confirmatory due diligence Would work towards signing and announcing a definitive agreement quickly Do not anticipate any significant regulatory risks or delays Received HSR approval to further increase stake Proposal is not subject to any financing conditions Emerson is an A2/A rated company with a strong balance sheet We have obtained a Highly Confident Letter from Goldman Sachs Board of Directors has reviewed and supports the proposed transaction Emerson shareholder approval will not be required

NI Shareholders Can Act Now To Achieve A Certain, Cash Deal 17 Attractive all - cash offer at a 38% premium 1 High certainty deal – all cash, no financing contingency, highly complementary business We urge NI’s Board and management to have constructive and meaningful engagement with Emerson to realize value for shareholders Emerson committed to completing a transaction, already owns 2.3M shares and prepared to nominate directors for election to NI Board Source: Bloomberg 1 Premium to 30 - day VWAP as of January 12, 2023

Additional Information And Where To Find It 18 Participants in the Solicitation This communication relates to a proposal which Emerson Electric Co . (“Emerson”) has made for a business combination transaction with the Company (the “Proposed Transaction”) . It is anticipated that Emerson, together with the participants named therein, will file a proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of a slate of director nominees identified and nominated by Emerson (the “Nominees”) at the 2023 annual meeting of stockholders of National Instruments Corporation, a Delaware corporation (the “Company”) and may file other proxy statements and/or other documents . This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval . This communication is not a substitute for any proxy statement or other documents Emerson may file with the SEC in connection with the election of the Nominees or the Proposed Transaction . BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ANY PROXY STATEMENT(S) AND/OR OTHER DOCUMENTS IF AND WHEN THEY ARE FILED BY EMERSON, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE ELECTION OF THE NOMINEES AND/OR THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ELECTION OF THE NOMINEES, THE PROPOSED TRANSACTION, AND RELATED MATTERS . Any definitive proxy statement(s) (including any WHITE proxy card enclosed with any definitive proxy statement(s) or supplements filed and/or disseminated by Emerson) (if and when available) will be mailed or otherwise made available to stockholders of the Company . Investors and security holders will be able to obtain free copies of these documents filed with the SEC if and when available without charge through the website maintained by the SEC at www . sec . gov or, in the case of documents filed by Emerson, by contacting the investor relations department of Emerson : Emerson 8000 West Florissant Avenue, P.O. Box 4100 St. Louis, MO www.emerson.com/en - us/investors Investor Relations: Colleen Mettler, Vice President (314) 553 - 2197 Innisfree M&A Incorporate Scott Winter / Jonathan Salzberger (212) 750 - 5833 Emerson and the Nominees are anticipated to be participants in the solicitation of proxies in connection with the election of the Nominees as directors of the Company . Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the election of the Nominees as directors of the Company and/or the Proposed Transaction , including a description of their direct or indirect interests in such matters, by security holdings or otherwise, will be set fo rth in any proxy statement(s) and other relevant materials related to such matters if and when they are filed with the SEC.

Additional Information And Where To Find It 19 Caution Concerning Forward - Looking Statements This communication contains “forward - looking” statements as that term is defined in Section 27 A of the Securities Act and Section 21 E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995 . All statements, other than historical facts, are forward - looking statements, including : statements regarding the expected timing and structure of the proposed transaction ; the ability of the parties to negotiate, enter into and complete the proposed transaction ; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength ; the competitive ability and position of Emerson following completion of the proposed transaction ; legal, economic and regulatory conditions ; and any assumptions underlying any of the foregoing . Forward - looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target” or other similar words or expressions or negatives of these words, but not all forward - looking statements include such identifying words . Forward - looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward - looking statements . We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward - looking statements . Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others : (1) the outcome of any discussions between Emerson and the Company with respect to the proposed transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, (2) that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that any required approval by the stockholders of the Company may not be obtained ; (3) the risk that the proposed transaction may not be completed in the time frame expected, or at all ; (4) unexpected costs, charges or expenses resulting from the proposed transaction ; (5) uncertainty of the expected financial performance of Emerson following completion of the proposed transaction ; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the business of the Company with the business of Emerson ; (7) the ability of Emerson to implement its business strategy ; (8) difficulties and delays in achieving revenue and cost synergies ; (9) inability to retain and hire key personnel ; (10) the occurrence of any event that could give rise to termination of the proposed transaction ; (11) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability ; (12) evolving legal, regulatory and tax regimes ; (13) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man - made disasters, civil unrest, pandemics (e . g . , the coronavirus (COVID - 19 ) pandemic (the “COVID - 19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U . S . administration ; (14) the ability of Emerson and the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber - attack, power loss, telecommunications failure or other natural or man - made event, including the ability to function remotely during longterm disruptions such as the COVID - 19 pandemic ; (15) the impact of public health crises, such as pandemics (including the COVID - 19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies ; (16) actions by third parties, including government agencies ; (17) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction ; (18) the risk that disruptions from the proposed transaction will harm Emerson’s and the Company’s business, including current plans and operations ; (19) certain restrictions during the pendency of the acquisition that may impact Emerson’s or the Company’s ability to pursue certain business opportunities or strategic transactions ; (20) the ability to meet expectations regarding the accounting and tax treatments of the proposed transaction ; and (21) other risk factors as detailed from time to time in Emerson’s and the Company’s reports filed with the SEC, including Emerson’s and the Company’s annual report on Form 10 - K, periodic quarterly reports on Form 10 - Q, periodic current reports on Form 8 - K and other documents filed with the SEC . These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in any proxy statement(s) and other relevant materials related to the proposed transaction if and when they are filed with the SEC . While the list of factors presented here is, and the list of factors to be presented in any such proxy statement(s) or materials will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties . Unlisted factors may present significant additional obstacles to the realization of forward - looking statements . Any forward - looking statements speak only as of the date of this communication . Emerson undertakes no obligation to update any forward - looking statements, whether as a result of new information or development, future events or otherwise, except as required by law . Readers are cautioned not to place undue reliance on any of these forward - looking statements .

EXHIBIT 4

Infographic relating to the Proposal and the Proposed Transaction

EMERSON

Emerson's Premium, All-Cash Proposal to Acquire National Instruments for $53 Per Share

Proposal Represents Immediate, Compelling, and Certain Cash Premium of 32% Over NI's Closing Share Price on January 12, 2023

Emerson's Public Proposal Follows Eight Months of Delay and Lack of Engagement From NI. Emerson has made numerous attempts to engage constructively with NI in private since May 16, 2022. For eight months, NI delayed and refused to engage meaningfully with Emerson. On January 13, 2023, NI announced publicly that it is undertaking a strategic review process and put in place a poison pill. Emerson urges NI shareholders to engage with their Board to ensure this public strategic review process is not merely another delay tactic.

ACQUISITION ADVANCES EMERSON'S GLOBAL AUTOMATION FOCUS

Aligned with Emerson's Portfolio Transformation Into a Cohesive, Higher Growth, More Profitable Company

Expected to Be Accretive to Emerson's Adjusted EPS in First Year

Would Further Diversify Emerson's End Markets

SIGNIFICANT VALUE WITH CLEAR PATHWAY TO COMPLETION

- No Financing Conditions
- No Anticipated Regulatory Concerns

32% Premium

To NI's closing share price as of 1/12/23, the day prior to NI's public announcement of a strategic review on 1/13/23

45% Premium

To NI's closing share price as of 11/3/22, the day Emerson submitted its latest proposal to acquire NI

38% Premium

To the volume weighted average price for the last 30 trading days ending 1/12/23

23% Premium

To NI's 52-week high intra-day share price of $43.12, as of 1/12/23

Emerson owns 2.3M shares of NI stock and is prepared to nominate directors for election to NI's board.

For more information visit
MaximizingValueAtNI.com

EMERSON’S CONTINUOUS EFFORT TO ENGAGE CONSTRUCTIVELY HAS BEEN CONSISTENTLY REJECTED 14 - Dec - 2022 Emerson submitted Section 220 demand to NI 15 - Dec - 2022 NI CEO spoke with Emerson CEO and agreed to early January meeting 07 - Dec - 2022 Emerson requested director and officer questionnaire from NI 16 - Jun - 2022 NI responded stating its Board had unanimously decided not to pursue discussions with Emerson 15 - Nov - 2022 NI responded that it is evaluating the offer and forming a working group of the Board; no meaningful engagement 21 - Nov - 2022 NI reiterated that it had formed a working group, however noted that such a discussion is premature; no meaningful engagement 11 - Jan - 2023 Offer Offer Price: $53 Premium: 37% Emerson submitted a fourth letter reiterating price and offering to extend standstill 04 - Jan - 2023 NI presented to Emerson – indicated they are willing to be collaborative in the process 13 - Jan - 2023 NI announced commencement of strategic review process and adoption of poison pill 02 - Aug - 2022 06 - Jul - 2022 NI notified Emerson it would respond to Emerson’s letter after its Board meeting 12 - Jul - 2022 Emerson began accumulating shares in NI 09 - Jan - 2023 NI held due diligence call, provided very high - level answers to reasonable questions and stated this is the extent of their engagement 03 - Nov - 2022 Offer Offer Price: $53 Premium: 45% Emerson submitted a third letter, indicating increased offer price of $53 per share 16 - Nov - 2022 Emerson requested an advisor - to - advisor call to understand NI’s evaluation process 25 - May - 2022 Offer Offer Price: $48 Premium: 39% Telephone call between CEOs; initial proposal submitted to NI’s Board 22 - Jun - 2022 Offer Offer Price : $ 48 Premium : 51 % Emerson submitted a second letter ; requesting response by week of July 11 th Emerson Communication NI Communication Offer Letter Limited Engagement Ke y NI’S TOTAL SHAREHOLDER RETURN HAS MATERIALLY UNDERPERFORMED THE MARKET AND ITS KEY PEER NI share price and TSR performance has materially lagged the market and nearest peer, Keysight, since all - time high in March 2018 NI has traded below the Emerson $53 per share offer for >99.5% of trading days since March 2018 high Ke ys i g h t +226% N as d aq +45% NI (24%) After receiving Emerson’s offer, NI completed its largest ever quarterly share repurchase (~2M shares at $40.25), depriving investors of meaningful value 1 1. Per NI’s 10 - Q, repurchased 2.03M shares at a weighted average price of $40.25 per share or a total of $82M reflecting the largest quarterly share repurchase, on a total dollar basis, in NI’s history $ 0 $ 50 $ 100 $ 150 $ 200 $ 250 M a r - 1 8 Jan - 23 NI Share Price (Since March 2018 High) 16 - May - 2022 Emerson initial outreach; proposed CEO - to - CEO in - person meeting NI responded reiterating that its Board remains unanimously opposed to engaging with Emerson Premium is based on the price of NI common stock as of the close immediately prior to the applicable offer letter; share price data from Bloomberg For more information visit M a x i m i z i n g V al u eA t N I .co m

EMERSON

WE ARE PREPARED TO ENGAGE IMMEDIATELY AND HAVE ORGANIZED THE RESOURCES TO MOVE TOWARDS A TRANSACTION EXPEDITIOUSLY

DILIGENCE	• Emerson performed outside-in due diligence on NI • Limited and specific confirmatory due diligence requirements only
TIMING	• Ready to begin confirmatory due diligence • Would work towards signing and announcing a definitive agreement quickly
REGULATORY	• Do not anticipate any significant regulatory risks or delays • Received HSR approval to further increase stake
FINANCING	• Proposal is not subject to any financing conditions • Emerson is an A 2/A rated company with a strong balance sheet • We have obtained a Highly Confident Letter from Goldman Sachs
CERTAINTY	• Board of Directors has reviewed and supports the proposed transaction • Emerson shareholder approval will not be required

Additional Information and Where to Find It

This communication relates to a proposal which Emerson Electric Co. ("Emerson") has made for a business combination transaction with the Company (the "Proposed Transaction"). It is anticipated that Emerson, together with the participants named therein, will file a proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission ("SEC") to be used to solicit votes for the election of a slate of director nominees identified and nominated by Emerson (the "Nominees") at the 2023 annual meeting of stockholders of National Instruments Corporation, a Delaware corporation (the "Company") and may file other proxy statements and/or other documents.

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication is not a substitute for any proxy statement or other documents Emerson may file with the SEC in connection with the election of the Nominees or the Proposed Transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ANY PROXY STATEMENT(S) AND/OR OTHER DOCUMENTS IF AND WHEN THEY ARE FILED BY EMERSON, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE ELECTION OF THE NOMINEES AND/OR THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ELECTION OF THE NOMINEES, THE PROPOSED TRANSACTION, AND RELATED MATTERS. **Any definitive proxy statement(s) (including any WHITE proxy card enclosed with any definitive proxy statement(s) or supplements filed and/or disseminated by Emerson) (if and when available) will be mailed or otherwise made available to stockholders of the Company.** Investors and security holders will be able to obtain free copies of these documents filed with the SEC if and when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by Emerson, by contacting the investor relations department of Emerson:

Emerson

8000 West Florissant Avenue, P.O. Box 4100	Investor Relations:	Innisfree M&A Incorporated
St. Louis, MO	Colleen Mettler, Vice President	Scott Winter / Jonathan Salzberger
https://www.emerson.com/en-us/investors	(314) 553-2197 investorrelations@emerson.com	(212) 750-5833

Participants in the Solicitation

Emerson and the Nominees are anticipated to be participants in the solicitation of proxies in connection with the election of the Nominees as directors of the Company.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the election of the Nominees as directors of the Company and/or the Proposed Transaction, including a description of their direct or indirect interests in such matters, by security holdings or otherwise, will be set forth in any proxy statement(s) and other relevant materials related to such matters if and when they are filed with the SEC.

Caution Concerning Forward-Looking Statements

This communication contains "forward-looking" statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to negotiate, enter into and complete the proposed transaction; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of Emerson following completion of the proposed transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "overestimate," "underestimate," "believe," "plan," "could," "would," "project," "predict," "continue," "target" or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) the outcome of any discussions between Emerson and the Company with respect to the proposed transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, (2) that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that any required approval by the stockholders of the Company may not be obtained; (3) the risk that the proposed transaction may not be completed in the time frame expected, or at all; (4) unexpected costs, charges or expenses resulting from the proposed transaction; (5) uncertainty of the expected financial performance of Emerson following completion of the proposed transaction; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the business of the Company with the business of Emerson; (7) the ability of Emerson to implement its business strategy; (8) difficulties and delays in achieving revenue and cost synergies; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the proposed transaction; (11) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the "COVID-19 pandemic")), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (14) the ability of Emerson and the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (15) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, "shelter in place," "stay at home," workforce reduction, social distancing, shut down or similar actions and policies; (16) actions by third parties, including government agencies; (17) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (18) the risk that disruptions from the proposed transaction will harm Emerson's and the Company's business, including current plans and operations; (19) certain restrictions during the pendency of the acquisition that may impact Emerson's or the Company's ability to pursue certain business opportunities or strategic transactions; (20) the ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (21) other risk factors as detailed from time to time in Emerson's and the Company's reports filed with the SEC, including Emerson's and the Company's annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in any proxy statement(s) and other relevant materials related to the proposed transaction if and when they are filed with the SEC. While the list of factors presented here is, and the list of factors to be presented in any such proxy statement(s) or materials will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Any forward-looking statements speak only as of the date of this communication. Emerson undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Contacts:

Investors:
Colleen Mettler
Vice President, Investor Relations
(314) 553-2197

Media:
Jim Golden / Joseph Sala / Tanner Kaufman
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

For more information visit
MaximizingValueAtNI.com